Exhibit 10.23

SUBSCRIPTION AGREEMENT
IN
JAMMIN JAVA CORP.

Jammin Java Corp.
Attn: Anh Tran
8200 Wilshire Blvd., Suite 200
Beverly Hills, California 90211

A.           Subscription.  This Agreement has been executed by __________________________, a/an ____________________, residing and/or having a principal place of business in __________________ (“Purchaser”, or “Subscriber”) in connection with the subscription to purchase Units of Jammin Java Corp., a Nevada corporation (the “Company”), each consisting of (a) one share of the Company’s common stock, $0.001 par value per share (the “Shares”); and (b) one-half of one (1) warrant with a term of one year to purchase one share of the Company’s common stock (the “Warrants” and collectively with the Shares, the “Units” and the Units and the shares of common stock issuable upon exercise of the Warrants and conversion of the Shares, the “Securities”) at a price per Unit equal to the closing sales price of the Company’s common stock on the date this Agreement is executed by the Purchaser and received by the Company (the “Closing Price”) multiplied by 0.80 (representing a 20% discount to the Closing Price, the “Per Unit Price”). Subscriber has agreed to purchase $___________ in Units (the “Purchase Price”) totaling an aggregate of  __________ Units (equal to the Purchase Price divided by the Per Unit Price (rounded up to the nearest whole Unit and with each Warrant rounded up to the nearest whole Warrant))(subject to a minimum investment of $100,000)(the entire transaction which may include the sale of multiple Units to multiple investors as part of a “best efforts, no minimum” offering, defined herein as the “Offering”).  The Subscriber agrees to provide the Purchase Price to the Company in connection with this Subscription Agreement (this “Agreement”).  The exercise price of the Warrants shall be equal to 150% of the Closing Price.

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.  Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

B.            Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company.

C.           Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

Subscription Agreement
Jammin Java Corp.

i)           Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

ii)           Subscriber is an Accredited Investor; “Accredited Investor” means:

(A) an individual who has a net worth (either individually or jointly with spouse) in excess of $1,000,000 (excluding the individual’s principal residence); or an individual who had an individual income (NOT including joint income with spouse) in excess of $200,000 in each of the two most recent tax years and reasonably expects individual income in excess of $200,000 during the current tax year; or an individual who had an income (including joint income with spouse) in excess of $300,000 in each of the two most recent tax years and reasonably expects individual income in excess of $300,000 during the current tax year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code; or

(B) an entity which is one of the following, not formed solely for the purpose of subscribing for the Securities:

(a)
A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act,” the “Securities Act” or the “1933 Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether acting in an individual or a fiduciary capacity.

(b)	An insurance company, as defined in Section 2(13) of the Securities Act of 1933.

(c)	An investment company registered under the Investment Company Act of 1940.

(d)	A business development company, as defined in Section 2(a)(48) of the Investment Company Act of 1940.

(e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(f)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by Subscriber as a plan fiduciary, as defined in Section 3(21) of such Act, and Subscriber is a bank, insurance company or a registered investment advisor, or has total assets in excess of $5 million.

Subscription Agreement
Jammin Java Corp.

(g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(h)
An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

(i)
An irrevocable trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

(j)
A revocable trust that is revocable by its grantors, each of whose grantors is an accredited investor, qualifies as an accredited investor for the purposes of the subscription (each grantor should complete the individual accredited information questionnaire, and describe the fact that they are grantors of the trust on such individual questionnaire below).

(k)	An entity in which all of the equity owners are Accredited Investors.

iii)           The Subscriber is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities.  No one other than the Subscriber has any beneficial interest in said securities.  The Subscriber is purchasing the Securities for his, her, or its account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof;

iv)           Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth herein and attached hereto;

v)           Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi)           Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company.  Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s);

vii)           Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering, and all such questions have been answered to the full satisfaction of Subscriber.  The Company has not supplied Subscriber any information other than as contained in this Agreement and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information;

Subscription Agreement
Jammin Java Corp.

viii)           The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost.  The purchase of Securities as an investment involves special risks;

ix)            Subscriber, if an individual, is at least 21 years of age and is a bona fide resident and domiciliary of the state set forth in the Investor Application (the “Qualification Questionnaire”) and has no present intention to become a resident of any other state or jurisdiction;

x)            Subscriber acknowledges and is aware of the following:

(1)           There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the 1933 Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the 1933 Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the 1933 Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer; and

(2)           No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities;

xi)            The Subscriber has carefully considered and has, to the extent he, she or it believes such discussion is necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her or its particular tax and financial situation and that the Subscriber and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it;

xii)            The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

xiii)            The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

Subscription Agreement
Jammin Java Corp.

xiv)            The Subscriber confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment.  The Subscriber also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

xv)            The Subscriber understands that the Securities are being offered and sold to he, she, or it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

xvi)            The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Qualification Questionnaire;

xvii)            The Subscriber confirms and certifies that:

(a)
Subscriber is in receipt of and has carefully read and reviewed and understands the Form of Warrant to Purchase Common Stock, attached hereto as Exhibit A and the Information For Residents of Certain States, attached hereto as Exhibit B;

(b)
Subscriber has been provided an opportunity to and in fact has read and reviewed, the Company’s filings with the Securities and Exchange Commission (available at sec.gov) including the Company’s most recent Annual Report on Form 10-K for the year ended January 31, 2013 and its Quarterly Report on Form 10-Q for the period ended April 30, 2013, including the risk factors, financial statements, description of business operations, plan of operations and results of operations set forth therein;

(c)
The Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.  If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

Subscription Agreement
Jammin Java Corp.

(d)	No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities.

(e)
The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D and/or Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(f)
It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(g)
IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON HIS, HER, OR ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(h)
THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

xviii)           The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the undersigned’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds.

D.            Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph C hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber is admitted to the Company.  No representation, warranty or covenant in this Agreement, nor the Qualification Questionnaire, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were or are to be made, not misleading.

Subscription Agreement
Jammin Java Corp.

E.            Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

F.           Future Financings and Offerings. Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources in the future, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful.  Moreover, Subscriber understands and agrees that the Company reserves the right to make future offers, either public or private, of securities, including promissory notes, on terms that may be more than or less favorable than the Units.

G.           Confidentiality. Subscriber agrees to maintain in confidence all information furnished by the Company or its agents that may be deemed to be material nonpublic information, including, but not limited to the fact that the Offering is being made and the terms and conditions of this Offering and the Units.

H.           U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber represents and warrants that Subscriber is not and is not acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

Subscription Agreement
Jammin Java Corp.

I.           Entire Agreement.   This Subscription is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription or the Securities.

J.           Construction.  The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.  All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

K.          Purchase Payment.   The purchase price shall be paid to the Company in cash, check or via wire transfer simultaneously with the undersigned’s entry into this Agreement.

L.           Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

M.           Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

N.           Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

O.           Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

P.           Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of California.  In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in Los Angeles County, California.

Subscription Agreement
Jammin Java Corp.

Q.           Amount of Subscription. The undersigned hereby subscribes to purchase an aggregate of ___________ Units for a total of $______________.

“PURCHASER”

Check enclosed in the amount of $____________ or Wire Transfer Sent in the Amount of $__________

Subscribed For:  $______ in Units (subject to a minimum investment of $100,000)

Social Security or Taxpayer I.D. Number [required if applicable]:____________________________

Business Address (including zip code):
____________________________________________________

Business Phone: (____)_________________________________

Residence Address (including zip code):
_____________________________________________________
Residence Phone: (____)________________________________

All communications to be sent to:

                    Business or
                    Residence Address

Please indicate on the following page the form in which you will hold title to your interest in the securities.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

Subscription Agreement
Jammin Java Corp.

Please select one of the following forms of ownership:

_____   INDIVIDUAL OWNERSHIP (one signature required)

_____   JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

_____   COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing  spouse; two signatures required if interest held in both names)

_____   TENANTS IN COMMON (both or all parties must sign)

_____   GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

_____   LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

_____   LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

_____   CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation's Articles and certified Corporate Resolution authorizing the signature)

_____   TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

1.           If the subscriber is an INDIVIDUAL, complete the following:

_____________________________________________
Signature of Subscriber

_____________________________________________
Name (please type or print)

_____________________________________________
Signature of Spouse or Co-Owner if funds are
to be invested as joint tenants by the entirety
or community property.

_____________________________________________
Name (please type or print)

Subscription Agreement
Jammin Java Corp.

2.           If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Units and, further, that the Corporation has all requisite authority to acquire such Units.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement.  Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

_____________________________________________
Name of Corporation (please type or print)

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

3.           If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Units and that he has all requisite authority to acquire such Units for the Partnership.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement.  Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

_____________________________________________
Name of Partnership (please type or print)

By: _________________________________________________

Name: _______________________________________________

Title: ________________________________________________

Subscription Agreement
Jammin Java Corp.

4.           If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Units and the undersigned, as trustee, has all requisite authority to acquire such Units for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement.  Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

____________________________________________
Name of Trust (Please type or print)

By:
Name:
Title:

ACCEPTED BY THE COMPANY this the _____ day of _________, 2013.

JAMMIN JAVA CORP.

By: ______________________________________________
       Anh Tran, President

PLEASE ALSO COMPLETE THE QUESTIONNAIRE BEGINNING ON PAGE 13 OF THIS SUBSCRIPTION AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

Subscription Agreement
Jammin Java Corp.

Subscription Documents - Continued
JAMMIN JAVA CORP. (THE “COMPANY”)
INVESTOR APPLICATION
(QUALIFICATION QUESTIONNAIRE)
(CONFIDENTIAL)

ALL INFORMATION CONTAINED IN THIS APPLICATION WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this application to such parties as the Company, in its discretion, deems appropriate when called upon to establish that the proposed offer and sale of the Securities are exempt from registration of the Securities Act of 1933, as amended, or meet the requirements of applicable securities and blue sky laws.

PART I - INDIVIDUALS (OTHERS COMPLETE PART II)

1.             Name: ____________________________________________

2.             Residence Address:

Residence Telephone:

3.             Social Security Number:_____________________

Date of Birth: _________________

Citizenship:

4.             Present Employer:

Business Address:

Business Telephone:

Title/Position:

Length of Time:

Subscription Agreement
Jammin Java Corp.

5.             I prefer to have communications sent to:

                 Home Address or _________Business Address

6.             Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed):
CHECK ALL THAT APPLY

(a)	Ownership of stocks, bonds, and other securities

(b)	Investment in partnerships, joint ventures and other syndicates

(c)	Other direct or partnership investments (such as real estate, oil and as, equipment leasing, research and development, agriculture or commodities syndications)

Do you make your own ultimate decisions on your investments?
YES [  ]                                                               NO [  ]

7.             Method of Investment Evaluation

Each subscriber must have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or must retain the services of a Purchaser Representative(s) (who may be an attorney, accountant or other financial advisor but not a person employed by or associated with the Company or its affiliates) for the purpose of this particular transaction.

This item is presented in alternative form. Please cheek the appropriate alternative.

                      Alternative One: No Advisor.

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and will not require a Purchaser Representative.

                      Alternative Two: Purchaser Representative.

Subscription Agreement
Jammin Java Corp.

I have relied upon the advice of the following Purchaser Representative (who is not affiliated with the Company or its affiliates) in evaluating the merits and risks of an investment in the Company.

Name:
(name of purchaser representative)

Address:

Relationship:

The above-named Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

8.           Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I (please check all that are applicable):

☐	have a net worth (either individually or jointly with spouse) in excess of $1,000,000 in United States Dollars (“USD”) (not including my principal residence); or

☐
am an individual who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expect individual income in excess of $200,000 during the current tax year; or

☐
am an individual who had an income (including joint income with spouse) in excess of USD $300,000 in each of the two most recent tax years and reasonably expect individual income in excess of USD $300,000 during the current tax year.

“Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

Subscription Agreement
Jammin Java Corp.

I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me.  I, the undersigned, undertake to notify the Company or the Company immediately of any material change in any of such information occurring prior to the closing of the Offering or, if relevant, any time during the existence of the Company.

Date: ___________________                                                      Signature:

[If individual purchasers are co-tenants, tenants-in-common or joint owners (including joint owners with such purchaser’s spouse) all co-tenants, tenants-in-common and/or joint owners shall complete a copy of Part I above]

Subscription Agreement
Jammin Java Corp.

PART II-INVESTORS WHO ARE NOT INDIVIDUALS

1.             General Information

Entity Name (“Entity”):

Address of Principal Office:

Type of Organization:

Date and Place of Organization:

(Please attach a copy of your organizational documents in affect, including any amendments).

2.             Business

A brief description of the business conducted by the entity is as follows:

Each person involved in making the decision on behalf of the entity, to subscribe to purchase Securities is listed below [NOTE AT LEAST ONE NAME MUST BE LISTED]:

Name __________________                                                                           Title __________________

Name __________________                                                                           Title __________________

Name __________________                                                                           Title __________________

[Please list any additional names on a separate page].

Each person named above must complete Part I of this questionnaire.

3.             Accredited Investor Status of Entity

Please cheek the appropriate description which applies to you.

_____ (a)
A bank, as defined in Section 3 (a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or a fiduciary capacity.

Subscription Agreement
Jammin Java Corp.

_____ (b)	An insurance company, as defined in Section 2(13) of the Securities Act of 1933.

_____ (c)	An investment company registered under the Investment Company Act of 1940.

_____ (d)	A business development company, as defined in Section (a)(48) of the Investment Company Act of 1940.

_____ (e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ (f)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by you as a plan fiduciary, as defined in Section 3(21) of such Act, and you are a bank, insurance company or a registered investment advisor, or you have total assets in excess of $5 million.

_____ (g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (h)
An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

_____ (i)	An entity in which all of the equity owners are accredited investors and meet at least one of the criteria listed in Part I, Section 8 of this Questionnaire.

_____ (j)
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

If you checked (i), please complete the following part of this question:

(1)	List all equity owners: __________________________________

(2)	What is the type of entity? _______________________________

Subscription Agreement
Jammin Java Corp.

(3)	Attach a copy of your resolutions or other evidence of the entity’s authority to make this investment.

(4)	Represent that each equity owner qualifies individually to Part I, Section 9 of this Questionnaire by printing each equity owners name below (you may include an additional sheet if necessary):
__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(5)	Please confirm that the entity was not formed solely for the purpose of subscribing for Securities in the Offering by initialing below:

_________

4.             Representations

The undersigned represents on behalf of the entity that:

(a)            The entity has, and its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or the entity has retained an attorney, accountant, financial advisor or consultant as a Purchaser Representative); that because of the background and employment experience of the entity’s equity owners, its officers, directors or employees, it has received and has had access to material and relevant information enabling it to make an informed investment decision, and that all data it has requested has been furnished to it.

If applicable, the name, employer, address and telephone number of the entity’s Purchaser Representative follows:

(b)           The information contained herein is complete and accurate and may be relied upon by you.

Attached is the requested information (e.g., articles of incorporation, bylaws and resolutions) for your review.

Subscription Agreement
Jammin Java Corp.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. The undersigned represents that neither the entity it represents nor, its officers, directors or shareholders have any state or federal judicial judgments adverse to them nor are there any state or federal tax liens against them, nor is there any pending or threatened litigation adverse to them.  The undersigned undertakes to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering, or, if relevant, any time during the existence of the Company.

Entity

Date: _____________________________________

Name of Entity Typed or Printed

__________________________________________

By: _______________________________________

Name: ____________________________________

Title: _____________________________________

PLEASE ALSO CONFIRM THAT EACH PERSON NAMED IN PART II, SECTION 2, ABOVE HAS COMPLETED PART I OF THIS QUESTIONNAIRE.

Subscription Agreement
Jammin Java Corp.